UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On May 14, 2018, Pioneer Power Solutions, Inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended March 31, 2018. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 14, 2018 (the “Annual Meeting”), the following two proposals were submitted to a vote of the Company’s stockholders:

(1)	Election of seven directors to serve on the Company’s board of directors for a term of one year or until their successors are elected and qualified, for which the following were nominees: Nathan J. Mazurek, Thomas Klink, Yossi Cohn, David J. Landes, Ian Ross, David Tesler and Jonathan Tulkoff.

(2)	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For more information about the foregoing proposals, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 17, 2018, as supplemented by the definitive additional material filed with the Securities and Exchange Commission on April 27, 2018, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

(1)	Each of the following nominees for director received the number of votes set forth opposite his name, constituting in each case a plurality of the votes cast at the Annual Meeting for the election of such director to serve for a term of one year or until his successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Nathan J. Mazurek	7,029,572	147,618	732,989
Thomas Klink	6,606,793	570,397	732,989
Yossi Cohn	6,641,173	536,017	732,989
David J. Landes	7,016,239	160,951	732,989
Ian Ross	6,659,309	517,881	732,989
David Tesler	7,072,325	104,865	732,989
Jonathan Tulkoff	6,654,506	522,684	732,989

(2)	The vote, based on votes cast in person or by proxy, for the proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was as follows:

Votes For	Votes Against	Votes Abstaining
7,894,036	13,143	3,000

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press release dated May 14, 2018 (furnished herewith pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: May 15, 2018	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer